Advertising

May 29, 2007

This is Gabriel Wisdom.  When high quality stocks and bonds are on sale, we call them Fallen Angels: Fallen because they are down. Angels because they can rise.  Right now there are a number of stocks that trade at one half of what we believe they’re worth.  The Fallen Angels Value Fund is our mutual fund of stocks that generally meet this half-priced criterion.

Call the Fallen Angels Funds, and we’ll send you a prospectus and investor kit.  Call 888-999-1395…888-999-1395.  Read it carefully before investing.  The prospectus contains important information including investment objectives, risks, and expenses which should be carefully considered before investing.

The Fallen Angels Funds are 100% no-load.    Get the investor kit and the Fallen Angels Report.  Call me, Gabriel Wisdom, at 888-999-1395…888-999-1395.  The Fallen Angels Funds at Fallen Angels Funds dot com.